CVS Leadership Positions (including JVs)

#1

Truck brake remanufacturer

#1 in South
America

#1

Trailer axle supplier

#2

#1

Truck air brake supplier

#1 in China

Independent off-highway axle
supplier

#2

Truck driveline supplier

#1 in South
   America, India

#1

#1

Independent truck drive axle
supplier

Other Regions

Europe

North
America

Category

1